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                                                                    Exhibit 99.2



                     NETMANAGE, INC. AND FTP SOFTWARE, INC.

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

     On August 27, 1998, NetManage, Inc. ("NetManage" or the "Company") acquired FTP Software, Inc. ("FTP") through the merger of Amanda Acquisition Corp., a wholly-owned subsidiary of NetManage ("Merger Sub"), with and into FTP (the "Merger"), which survived the Merger as a wholly-owned subsidiary of NetManage, pursuant to the Agreement and Plan of Reorganization dated as of June 15, 1998, as amended (the "Reorganization Agreement"), among FTP, NetManage and Merger Sub.

     Pursuant to the Merger, each outstanding share of the Common Stock, par value $0.01 per share, of FTP ("FTP Common Stock") and each associated right granted under the Rights Agreement dated as of December 1, 1995 between FTP and State Street Bank and Trust Company, as Rights Agent, as amended, was converted into the right to receive 0.72767 of a share of the Common Stock, par value $0.01 per share, of NetManage ("NetManage Common Stock"). As a result, the 34,035,463 shares of FTP Common Stock outstanding immediately prior to the Merger were converted into approximately 24,766,440 registered shares of NetManage Common Stock. In addition, options to acquire approximately 5,587,528 shares of FTP Common Stock outstanding under FTP's stock option plans for its employees and its non-employee directors were assumed by NetManage and converted into options to purchase approximately 4,065,351 shares of NetManage Common Stock. The aggregate purchase price of approximately $78.3 million, which consists of NetManage Common Stock valued at $74.0 million, options assumed valued at approximately $1.1 million, and direct acquisition costs of approximately $3.2 million, was allocated to the assets acquired and liabilities assumed, acquired software ($1.8 million, to be amortized over a period of five years), acquired intangible assets ($16.8 million, to be amortized over a period of seven years) and acquired research and development in process ($9.5 million) based on an independent valuation of the acquired net assets.

     The following unaudited pro forma condensed combined consolidated financial statements give effect to the Merger. The unaudited pro forma condensed combined balance sheet has been prepared as if the Merger, which has been accounted for as a purchase, was consummated on June 30, 1998. The unaudited pro forma condensed combined balance sheet combines NetManage's balance sheet as of June 30, 1998 and FTP's balance sheet as of June 30, 1998.

     The unaudited pro forma condensed combined consolidated statement of operations for the six months ended June 30, 1998 gives effect to the Merger as if the Merger had been completed on January 1, 1998 and combines NetManage's statement of operations for the six months ended June 30, 1998 with FTP's statement of operations for the six months ended June 30, 1998. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 1997 gives effect to the Merger as if the Merger had been completed on January 1, 1997 and combines NetManage's statement of operations for the year ended December 31, 1997 with FTP's statement of operations for the year ended December 31, 1997.

     This method of combining historical financial statements for the preparation of the pro forma condensed combined consolidated financial statements is for presentation purposes only. Actual statements of operations of the companies will be combined from the closing date of the Merger with no retroactive restatements. The unaudited pro forma condensed combined consolidated financial statements are provided for illustrative purposes only and are not necessarily indicative of the combined financial position or combined results of operations that would have been reported had the Merger occurred on the dates indicated, nor do they represent a forecast of the combined financial position or results of operations for any future period. The unaudited pro forma condensed combined consolidated financial statements should be read in conjunction with the historical financial statements and accompanying notes for each of NetManage and FTP included in its respective Annual Report on Form 10-K for the year ended December 31, 1997 and its respective Quarterly Report on Form 10-Q for the quarter ended June 30, 1998 and the historical financial statements and accompanying notes of FTP incorporated by reference herein.



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


                     NETMANAGE, INC. AND FTP SOFTWARE, INC.
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                               AS OF JUNE 30, 1998
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                        -----------------------------------------------------
                                                                                     PRO FORMA      PRO FORMA
                                                        NETMANAGE         FTP       ADJUSTMENTS      COMBINED
                                                        -----------------------------------------------------

Current assets:
    Cash and cash equivalents                           $ 24,882       $ 38,596                      $ 63,478
    Short-term investments                                26,032         10,564                        36,596
    Accounts receivable, net                              10,492          4,611                        15,103
    Prepaid expenses and other current assets             12,944          5,086                        18,030
                                                        --------       --------                      --------
         Total current assets                             74,350         58,857                       133,207
Property and equipment, net                                6,884          6,253          (667)(b)      12,470
Long-term investments                                     20,565         14,726                        35,291
Goodwill and other intangibles, net                        2,231              -        13,326 (c)      15,557
Other assets                                               9,491          3,115        (1,474)(a)      11,132
                                                        --------       --------                      --------
                                                        $113,521       $ 82,951                      $207,657
                                                        ========       ========                      ========

Current liabilities:
    Accounts payable and accrued liabilities            $  4,999       $  7,831      $ 12,211 (b)    $ 25,041
    Accrued payroll and payroll-related expenses           3,120          1,760                         4,880
    Deferred revenue                                       7,782          5,654                        13,436
    Income taxes payable                                   2,402          1,786                         4,188
                                                        --------       --------                      --------
         Total current liabilities                        18,303         17,031                        47,545
Long-term liabilities                                        258              -                           258
Stockholders' equity
    Common stock and additional paid-in capital           93,177        137,163       (62,008)(d)     168,332
    Retained earnings (accumulated deficit)                3,823        (71,682)       60,982 (d)      (6,877)
    Accumulated translation adjustment                    (2,040)           439                        (1,601)
                                                        --------       --------                      --------
         Total stockholders' equity                       94,960         65,920                       159,854
                                                        --------       --------                      --------
                                                        $113,521       $ 82,951                      $207,657
                                                        ========       ========                      ========




   See accompanying notes to unaudited pro forma condensed combined financial statements.



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                     NETMANAGE, INC. AND FTP SOFTWARE, INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1998
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                        -----------------------------------------------------
                                                                                     PRO FORMA      PRO FORMA
                                                        NETMANAGE         FTP       ADJUSTMENTS      COMBINED
                                                        -----------------------------------------------------

Net revenues                                             $31,854        $ 19,256     $  (336)(e)     $ 50,774
Cost of revenues                                           1,696           5,161        (692)(e)        6,165
                                                         -------        --------                     --------
    Gross margin                                          30,158          14,095                       44,609
Expenses:
    Research and development                               9,103           7,126        (336)(e)       15,893
    Sales and marketing                                   18,902          12,731                       31,633
    General and administrative                             5,423           5,802                       11,225
    Amortization of goodwill and other intangibles           957               -       1,378 (f)        2,335
                                                         -------        --------                     --------
Loss from operations                                      (4,227)        (11,564)                     (16,477)
Other income, net                                          2,070           2,078                        4,148
Provision for income taxes                                    16             150                          166
                                                         -------        --------                     --------
Net loss                                                 $(2,173)       $ (9,636)                    $(12,495)
                                                         =======        ========                     ========

Basic and diluted net loss per share                     $ (0.05)       $  (0.28)                    $  (0.18)

Basic and diluted weighted average
    common shares and equivalents                         43,944          34,024      (9,266)(g)       68,702





   See accompanying notes to unaudited pro forma condensed combined financial statements.




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


                     NETMANAGE, INC. AND FTP SOFTWARE, INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                        -----------------------------------------------------
                                                                                     PRO FORMA      PRO FORMA
                                                        NETMANAGE         FTP       ADJUSTMENTS      COMBINED
                                                        -----------------------------------------------------

Net revenues                                             $ 61,524      $ 67,734      $(1,319)(e)    $ 127,939
Cost of revenues                                            4,093        21,129         (303)(e)       24,919
                                                         --------      --------                     ---------
   Gross margin                                            57,431        46,605                       103,020
Expenses:
   Research and development                                20,670        27,044         (619)(e)       47,095
   Sales and marketing                                     41,455        45,196                        86,651
   General and administrative                              10,428        16,289                        26,717
   Write-off of in-process research and development        20,643             -                        20,643
   Amortization of goodwill and other intangibles           1,137             -        2,756 (f)        3,893
   Restructuring charge                                     5,172        18,330                        23,502
                                                         --------      --------                     ---------
Loss from operations                                      (42,074)      (60,254)                     (105,481)
Other income, net                                           7,859         3,646                        11,505
                                                         --------      --------                     ---------

Provision (benefit) for income taxes                         (460)        1,208                           748
                                                         --------      --------                     ---------
Net loss                                                 $(33,755)     $(57,816)                    $ (94,724)
                                                         ========      ========                     =========

Net loss per share                                       $  (0.78)     $  (1.71)                    $   (1.39)

Basic and diluted weighted average common shares
   and equivalents                                         43,385        33,842       (9,216)(g)       68,011




   See accompanying notes to unaudited pro forma condensed combined financial statements.



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



                     NETMANAGE, INC. AND FTP SOFTWARE, INC.

  NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET AND STATEMENTS
                                  OF OPERATIONS
                                   (UNAUDITED)

NOTE 1.  BASIS OF PRESENTATION

     The unaudited pro forma condensed combined consolidated financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. However, the Company believes that the disclosures are adequate to make the information presented not misleading.

NOTE 2.  PRO FORMA ADJUSTMENTS

     Certain pro forma adjustments have been made to the accompanying pro forma condensed combined consolidated balance sheet and statements of operations as described below.

     (a) Reflects elimination of remaining unamortized purchased technology balances.

     (b) Reflects exit and involuntary employee termination costs ($9,054,000), asset impairment costs ($667,000) and expenses of the Merger ($3,157,000).

     (c) Reflects the recording of acquired software and intangible assets from the acquisition of FTP, to be amortized over a period of five and seven years, respectively.

     (d) Reflects the elimination of FTP's stockholders' equity, the issuance of 24,766,440 shares of NetManage Common Stock valued at $74,000,000 in conjunction with the acquisition, the value ($1,113,000) of options issued in conjunction with the acquisition, an adjustment to retained earnings ($1,200,000) related to remaining unamortized purchased technology and deferred revenue balances related to intercompany revenues, and an adjustment to retained earnings ($9,500,000) related to the write-off of acquired in process research and development that had not reached technological feasibility and, in management's opinion, had no probable alternative future use.

     (e) Reflects the elimination of intercompany revenues and expenses.

     (f) Reflects the amortization of acquired intangible assets related to the acquisition over a period of five to seven years. See note (c) above.

     (g) Reflects the conversion of FTP's weighted average common shares outstanding to NetManage Common Stock at the Merger exchange ratio of 0.72767 and excludes anti-dilutive common stock equivalents.




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